QUARTERLY REPORT
June 30, 2008

FMI
Focus Fund

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

July 22, 2008
Ted D. Kellner, CFA
President

Dear Fellow Shareholders:

In our July, 2007 quarterly report, we commented that valuations were lofty by historic standards, and particularly so in the financial sector, where there was a lack of financial transparency that disturbed us.  Additionally, we noted that we felt there would be many more “train wrecks” similar to that of the Bear Stearns hedge funds debacle that occurred in July of 2007.  Certainly, in the financial sector, as Rick and Glenn detail in their quarterly report, there has indeed been “blood in the streets.”  The convulsions within the financial industry, along with a consumer that has lived on the edge for far too long, has led to declines in almost all of the stock market indices of over 20% from their highs in the fourth quarter of 2007.  The economy – while not officially in a recession (defined as two negative quarters of GDP growth) – continues to slow markedly and most economists now forecast minimal economic growth, if any, in the second quarter.  Strong exports, particularly industrial-related, seem to have kept the economy out of an officially designated recession, but the consumer side of the economy is clearly in a recessionary state.  Recently reported University of Michigan studies indicate that consumer sentiment recently hit a 28-year low, while both new and existing home sales have been declining at the fastest rate in decades.

Against this backdrop, the Federal Reserve has found itself in somewhat of a conundrum.  On the one hand, concerns continue to surround the crisis in financial-related stocks, and a weakening economy, while on the other, inflation is clearly on the upswing and the dollar has declined almost 20% against a basket of major world currencies.  For now, we feel the Fed will opt for keeping rates steady until they see signs that the economy has stabilized.  At some time in the next 6-12 months, we see rates moving higher with the Fed’s growing concerns regarding the dollar’s decline and the increase in inflation.

The good news, however, is that stocks have become more attractive than they were twelve months ago, and the Fund’s current 18% cash will permit Rick and Glenn to take advantage of opportunities in this difficult environment and to make investments that should prove very fruitful to all of us as shareholders.  We believe that the portfolio is well positioned in this current environment, and as mentioned in the past, our emphasis on long-term results should provide all of us with very satisfactory long-term investment returns.

As always, we thank all of our fellow shareholders for your continued support and investment in the FMI Focus Fund.

Sincerely,

Ted D. Kellner, CFA
President
100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

Richard E. Lane	Glenn W. Primack
Portfolio Manager	Portfolio Manager

July 16, 2008

Dear Fellow Shareholders:

The FMI Focus Fund rose 1.10% in the June quarter, slightly ahead of the Russell 2000 Index which rose 0.58%, but behind the Russell 2000 Growth Index returning 4.47%.  PMC-Sierra, Inc. (PMCS), Jos. A. Bank Clothiers, Inc. (JOSB), Ferro Corp. (FOE), Dresser-Rand Group, Inc. (DRC), and Ross Stores, Inc. (ROST) were all particularly strong, while our financial and technology positions were generally quite weak.  Financials continued their slide and below we comment further.

Technology stocks had held up well during the initial stages of the market decline, but recently have come under selling pressure.  Investors are concerned about the cyclical aspect to technology companies given that much of their business is capital spending related and thus deferrable in a tough economy.  Acknowledging that risk, we like our particular holdings long-term and have outlined in previous letters our belief that this particular economic downturn is generally consumer driven.  Most businesses are in good shape with solid balance sheets and cash flows; factors driving our belief that capital spending on information technology (IT), will hold up.  Our largest positions, Altera Corp. (ALTR), Arrow Electronics, Inc. (ARW), Molex Inc. (MOLXA) and NetApp, Inc. (NTAP) are market leaders with excellent balance sheets and long-term prospects.  The valuations are now quite attractive.

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
ITS INCEPTION (12/16/96) TO 6/30/08 AS COMPARED TO THE
RUSSELL 2000 AND THE RUSSELL 2000 GROWTH

FMI Focus Fund $63,311

Russell 2000(1) $22,750
Russell 2000 Growth(2) $15,988

Results From Fund Inception (12/16/96) Through 6/30/08

			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 6/30/08 From
	Last 3 Months	Year Ended 6/30/08	Years Ended 6/30/08	Years Ended 6/30/08	Fund Inception 12/16/96
FMI Focus Fund	1.10%	-16.53%	8.47%	12.39%	17.34%
Russell 2000	0.58%	-16.19%	10.29%	5.52%	7.38%
Russell 2000 Growth	4.47%	-10.83%	10.37%	2.80%	4.15%

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Blood Running in the Streets
Speaking of attractive valuations, it is amazing that a scant year ago we were complaining about expensive equity valuations and the virtual disappearance of risk premiums.  My, how times have changed!  We are now in the throes of a serious bear market with many indices down over 20% from their peaks last fall.

As we have pointed out in previous letters, financial stocks are leading the way down.  The KBW Regional Banking Index is down nearly 28% year-to-date on the heels of a 25% decline last year.  Compared to many monoline insurance companies (single line of insurance), like mortgage insurers MGIC Investment Corp. (MTG), The PMI Group, Inc. (PMI), and Radian Group Inc. (RDN), and municipal bond insurers MBIA Inc. (MBI), Ambak Financial Group, Inc. (ABK), et al, the bank action actually looks tame.

Retail and discretionary consumer stocks have also been particularly hard hit, highlighting the weak state of U.S. households.  Even Fannie Mae (FNM) and Freddie Mac (FRE), quasi-government agencies supporting the U.S. housing market, have come under sufficient selling pressure that equity investors appear concerned about their very viability.  So if Baron Nathan Rothschild were alive today, would he be buying?  Clearly “blood is running” in the financial and consumer related stocks, but not so much in the rest of the market.

We believe we are approaching a climactic bottom in the financials, but the recovery is more likely to be L-shaped rather than V-shaped.  As we have outlined in previous letters, the banking industry entered this downturn a little “skinny” on capital as well as under-reserved.  The industry definitely stretched for loan growth the past few years as lending margins were squeezed by the flat yield curve and securitization marginalized many lending categories.

Likewise, in the municipal bond and mortgage insurance industry, there will likely be many bankruptcies from sloppy underwriting.  Yet, quality financial companies will emerge out of chaos.  Survivors will emerge with very attractive dividend yields and probably very oversold positions vis-à-vis inherent franchise values, in no small part due to all of the short selling.

Our strategy continues to be one of caution, selectivity, and patience.  We have continued to slowly add to several financial positions; principally Wisconsin based Associated Banc-Corp. (ASBC) and Chicago based First Midwest Bancorp, Inc. (FMBI).  Our exposure is still small, about 7% of total assets, but we do expect that to increase over the balance of this year and next.  Note that both Associated and First Midwest yield over 8%.

We have also been patiently awaiting better opportunities (lower prices) outside of financials.  As we outlined in previous letters, we have been skeptical of the global growth story.  The weak U.S. economy seems to be dragging Europe lower and it seems unlikely to us that Asia can be immune, given their dependence on exports.  Thus, we believe corporate earnings expectations still need to come down.  We have a healthy cash balance of nearly 18% to deploy as stock prices come down.

This is also an excellent opportunity to upgrade the portfolio in terms of quality.  Many strong companies, industry leaders, have fallen victim to the bear market and we stand excited about the potential of adding a few to the portfolio.  We believe time is on our side and we are diligently sorting through the opportunities.  We have asked two of our team members, Aaron Garcia and Faraz Farzam, to illustrate a couple of the opportunities that we are excited about.

Ahead of the Pack in Veterinary Consolidation – Aaron Garcia, CFA
This quarter we initiated a position in VCA Antech, Inc. (WOOF).  VCA operates about 400 veterinary hospitals and a central veterinary laboratory.  The veterinary hospital industry consists of 22,000 clinics in the U.S.; however, the industry is quite fragmented with most of these hospitals owned by independent veterinarians.  VCA’s strategy is to acquire these animal hospitals for attractive valuations and use its scale and expertise to grow revenue and margins.  Their average animal hospital has margins of 17%, much higher than the industry average and it is the largest chain of animal hospitals in the industry by sales.  The veterinary central laboratory business offers diagnostic services to veterinary practices.  This laboratory business has strong 40% operating margins and benefits from the increasing number of diagnostic tests veterinarians are offering to pet owners.

We see a long-term trend of consolidation in the veterinary industry as VCA and others provide a liquidity exit for many existing veterinary practices.  Further, the companion animal care industry has grown 10% per annum over the past 15 years as Americans have become more invested in the health of their pets, and consequently, pet life spans have lengthened.  As the industry leader and the only well-capitalized public company, VCA has 15% market share, which we believe will grow to 30% over the next 5 years.

The stock has recently come under pressure, as some analysts are concerned that the weakness in the consumer will spread to veterinary care.  Also, comparisons are difficult as the pet food scare early last year provided a one-time boost to revenue.  We believe that although some pet care is discretionary to the owner, much of this care can only be delayed for a short period of time.  Company management consists of strong operators, as well, and they’ve put in place conservative guidance for 2008 and cost controls in the first quarter.  While it is possible same store sales will remain anemic for the remainder of 2008, the company continues to acquire practices that are accretive to earnings and can drive top line growth.  Finally, the laboratory business continues to perform well and management has a new sales focus on its existing clients that could provide upside to diagnostic test volumes.  We find valuation attractive at 17x 2008 earnings versus this company’s median multiple of 25x over the past 5 years.

Patiently Waiting and Chomping at the Bit – Faraz Farzam, CFA
In our last quarterly letter we wrote about Volcom, Inc. (VLCM), a skate and surf apparel manufacturer that we added in the aftermath of the massive sell off of almost the entire sector. At the time, Volcom was trading at an extremely attractive valuation for a vibrant brand with vast and largely untapped global growth opportunities. Since then, the company reported a positive quarter that surprised Wall Street and sent the stock materially higher. Not too long after that upside surprise, Zumiez Inc. (ZUMZ), a fast growing surf and skate retailer that is a customer of Volcom, reported a mildly disappointing monthly sales figure which sent Volcom tumbling right back to where we initially established our position. This anecdote illustrates not only how many opportunities are available to disciplined buyers, but also just how skittish Wall Street is when it comes to investing in the consumer sector.

The sources of most investors’ concerns are nothing new.  A depressed housing market, unprecedented oil prices, and higher food costs are all pressuring consumers’ pocketbooks and their ability to spend.  For these exact reasons we were rightly weary and only dipped our toe in the shark-infested waters where Volcom surfs.  However, the picture is not all bleak.  It is in these seemingly chaotic waters where the greatest treasures rise to the surface.

We continue to believe that Volcom represents one of the most attractive growth companies we’ve uncovered in some time.  Our extensive fieldwork time and again reveals that Volcom possesses a powerful brand that resonates at an almost emotional level with their core customer.  Even in this difficult environment we believe Volcom can deliver very attractive growth, as their brand is currently only available at very limited points of distribution.  Furthermore, their presence is almost exclusively domestic. The recent upside surprise mentioned earlier came from strong growth in Europe where the brand is even less mature than in the United States, yet just as sought after. And let’s not forget Japan, Australia, and other geographies where surfing and boarding are passionate lifestyles for those who pursue it. As you can imagine, the opportunity to deliver tremendous returns for shareholders is quite robust.

Although the opportunities are vast, we continue to stay disciplined and patient until we see some stability or if prices become just too good to pass.  Through our Volcom research, we uncovered what may be another tremendous long-term opportunity.  Zumiez, the fast growing retailer we mentioned earlier, turns out to possess an equally powerful franchise with similar growth opportunities.  Unlike Volcom, the apparel manufacturer, Zumiez is a retailer and customer of Volcom. In fact, Zumiez represents, by our estimate 5% of Volcom’s sales.  With just over 300 stores, Zumiez is one of the most uniquely differentiated concepts in the mall today that can, in the long run, more than double its store base.  Although their recent results reflect the difficult macroeconomic environment, these issues are temporary and, as they pass, what will be left is a powerfully differentiated brand that has in the past demonstrated the ability to consistently grow at a double-digit clip. Although, the stock has been under pressure, we are holding to our discipline, and are patiently waiting and chomping at the bit!

We urge our investors to hang in there with respect to their investments.  Mathematically, we are likely two-thirds through a typical bear market in terms of decline, though, perhaps less so in terms of time.  Remember, typically the stock market looks forward six to nine months.  As we approach year-end, the discounting mechanism will begin to factor in early 2010, when many of the current, unpleasant economic issues, like housing, start to get put behind us.  We also point out that one of our very important early, early indicators, transportation, as illustrated by the Dow Jones Transportation Index, as well as the trucking stocks in our universe, have mysteriously started to turn up.  That is encouraging!

The most attractive investment opportunities generally occur during economic uncertainty.  We believe this will be the case this time as well!  Thank you shareholders and hang in there.

Best regards,

Richard E. Lane, CFA	Glenn W. Primack
Portfolio Manager	Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
June 30, 2008 (Unaudited)

Shares		Value (b)
LONG-TERM INVESTMENTS — 81.1% (a)
COMMON STOCKS — 79.7% (a)
COMMERCIAL SERVICES SECTOR — 7.1%
	Advertising/Marketing Services — 1.7%
787,700	ValueClick, Inc.	$11,933,655
	Miscellaneous Commercial Services — 0.5%
127,800	Cintas Corp.	3,387,978
	Personnel Services — 4.9%
712,500	AMN Healthcare Services, Inc.	12,055,500
198,400	Manpower Inc.	11,554,816
1,002,800	MPS Group, Inc.	10,659,764
		34,270,080
CONSUMER NON-DURABLES SECTOR — 1.8%
	Apparel/Footwear — 1.8%
493,100	Liz Claiborne, Inc.	6,977,365
235,600	Volcom, Inc.	5,637,908
		12,615,273
DISTRIBUTION SERVICES SECTOR — 8.6%
	Electronics Distributors — 4.6%
604,600	Arrow Electronics, Inc.	18,573,312
554,000	Ingram Micro Inc.	9,833,500
135,000	ScanSource, Inc.	3,612,600
		32,019,412
	Food Distributors — 1.0%
350,300	United Natural Foods, Inc.	6,823,844
	Medical Distributors — 0.4%
178,834	PSS World Medical, Inc.	2,914,994
	Wholesale Distributors — 2.6%
262,800	Beacon Roofing Supply, Inc.	2,788,308
80,600	Grainger (W.W.), Inc.	6,593,080
541,900	Interline Brands, Inc.	8,632,467
		18,013,855
ELECTRONIC TECHNOLOGY SERVICES — 8.4%
	Computer Communications — 0.5%
172,600	Juniper Networks, Inc.	3,828,268
	Computer Peripherals — 1.4%
461,500	NetApp, Inc.	9,996,090
	Electronic Equipment/Instruments — 0.9%
532,600	JDS Uniphase Corp.	6,050,336
	Electronic Production Equipment — 2.4%
1,089,300	Asyst Technologies, Inc.	3,888,801
453,100	Entegris Inc.	2,967,805
432,200	MKS Instruments, Inc.	9,465,180
		16,321,786
	Semiconductors — 3.2%
1,000,000	Altera Corp.	20,700,000
210,400	PMC-Sierra, Inc.	1,609,560
		22,309,560
FINANCE SECTOR — 6.9%
	Finance/Rental/Leasing — 1.8%
600,000	Rent-A-Center, Inc.	12,342,000
	Insurance Brokers/Services — 1.4%
400,000	Arthur J. Gallagher & Co.	9,640,000
	Property/Casualty Insurance — 1.1%
677,980	Old Republic International Corp.	8,027,283
	Regional Banks — 2.3%
568,825	Associated Banc-Corp	10,972,634
187,100	East West Bancorp, Inc.	1,320,926
98,100	First Midwest Bancorp, Inc.	1,829,565
776,700	UCBH Holdings, Inc.	1,747,575
		15,870,700
	Specialty Insurance — 0.3%
345,800	MGIC Investment Corp.	2,112,838
HEALTH SERVICES SECTOR — 0.8%
	Medical/Nursing Services — 0.8%
190,900	VCA Antech, Inc.	5,303,202
HEALTH TECHNOLOGY SECTOR — 5.9%
	Biotechnology — 2.6%
278,500	Charles River Laboratories
	International, Inc.	17,801,720
	Medical Specialties — 3.3%
236,500	Beckman Coulter, Inc.	15,970,845
241,500	Wright Medical Group, Inc.	6,861,015
		22,831,860
INDUSTRIAL SERVICES SECTOR — 7.4%
	Contract Drilling — 1.2%
171,100	Rowan Companies, Inc.	7,998,925

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
June 30, 2008 (Unaudited)

Shares		Value (b)
LONG-TERM INVESTMENTS — 81.1% (a) (Continued)
COMMON STOCKS — 79.7% (a) (Continued)
INDUSTRIAL SERVICES SECTOR — 7.4% (Continued)
	Environmental Services — 1.0%
185,782	Casella Waste Systems, Inc.	$2,264,683
165,000	Republic Services, Inc.	4,900,500
		7,165,183
	Oilfield Services/Equipment — 5.2%
481,700	Dresser-Rand Group, Inc.	18,834,470
237,621	Exterran Holdings Inc.	16,987,525
		35,821,995
PROCESS INDUSTRIES SECTOR — 8.9%
	Chemicals: Major Diversified — 0.5%
80,600	Celanese Corp.	3,680,196
	Chemicals: Specialty — 3.9%
1,145,360	Cambrex Corp.	6,723,263
309,581	Cytec Industries Inc.	16,890,740
100,000	Rockwood Holdings Inc.	3,480,000
		27,094,003
	Containers/Packaging — 3.3%
301,200	Bemis Company, Inc.	6,752,904
380,200	Packaging Corp of America	8,178,102
213,500	Pactiv Corp.	4,532,605
755,700	Smurfit-Stone Container Corp.	3,075,699
		22,539,310
	Industrial Specialties — 1.2%
432,800	Ferro Corp.	8,119,328
PRODUCER MANUFACTURING SECTOR — 7.8%
	Electrical Products — 3.1%
287,000	Greatbatch, Inc.	4,965,100
729,600	Molex Inc. Cl A	16,715,136
		21,680,236
	Industrial Machinery — 3.4%
165,000	Kadant Inc.	3,729,000
612,900	Kennametal Inc.	19,949,895
		23,678,895
	Miscellaneous Manufacturing — 1.2%
238,900	Brady Corp.	8,249,217
	Trucks/Construction/Farm Machinery — 0.1%
19,800	Federal Signal Corp.	237,600
RETAIL TRADE SECTOR — 8.9%
	Apparel/Footwear Retail — 3.5%
395,390	Jos. A. Bank Clothiers, Inc.	10,576,683
225,216	Nordstrom, Inc.	6,824,045
190,824	Ross Stores, Inc.	6,778,068
		24,178,796
	Department Stores — 1.4%
249,500	Kohl's Corp.	9,989,980
	Discount Stores — 2.5%
856,400	Family Dollar Stores, Inc.	17,076,616
	Specialty Stores — 1.5%
520,000	PetSmart, Inc.	10,374,000
TECHNOLOGY SERVICES SECTOR — 5.2%
	Information Technology Services — 1.6%
325,500	CIBER, Inc.	2,021,355
1,355,200	Sapient Corp.	8,700,384
		10,721,739
	Internet Software/Services — 2.3%
293,300	Akamai Technologies, Inc.	10,203,907
308,200	Omniture, Inc.	5,723,274
		15,927,181
	Packaged Software — 1.3%
552,700	Parametric Technology Corp.	9,213,509
TRANSPORTATION SECTOR — 2.0%
	Air Freight/Couriers — 0.7%
254,500	UTI Worldwide, Inc.	5,077,275
	Trucking — 1.3%
475,100	Werner Enterprises, Inc.	8,827,358
	Total common stocks	552,066,076
MUTUAL FUNDS — 1.1% (a)
297,000	KBW Regional Banking ETF	7,870,500
PREFERRED STOCKS — 0.3% (a)
2,750	UCBH Holdings, Inc. 8.50%
	Non-Cumulative Perpetual
	Convertible (until 12/31/49)
	Series B	1,856,250
	Total long-term investments	561,792,826

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
June 30, 2008 (Unaudited)

Principal
Amount		Value (b)
SHORT-TERM INVESTMENTS — 18.5% (a)
	U.S. Treasury Securities — 14.4%
$40,000,000	U.S. Treasury Bills,
	1.695%-1.79%, due 7/03/08	$39,996,075
20,000,000	U.S. Treasury Bills,
	1.71%, due 7/10/08	19,991,450
16,000,000	U.S. Treasury Bills,
	1.42%, due 7/17/08	15,989,902
24,000,000	U.S. Treasury Bills,
	1.30%, due 7/24/08	23,980,067
	Total U.S. treasury securities	99,957,494
	Variable Rate Demand Note — 4.1%
27,978,677	U.S. Bank, N.A., 2.23%	27,978,677
	Total short-term investments	127,936,171
	Total investments	689,728,997
	Cash and receivables, less
	Liabilities — 0.4% (a)	2,857,116
	Net Assets	$692,586,113
	Net Asset Value Per Share
	($0.0001 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($692,586,113 ÷ 24,394,884
	shares outstanding)	$28.39

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Securities which are traded over-the-counter are valued at the latest bid price.  Securities sold short which are listed on a national securities exchange or the Nasdaq Markets but which were not traded on the valuation date are valued at the most recent ask price.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ETF – Exchange Traded Fund

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
100 East Wisconsin Avenue, Suite 2250
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus.